MEMORANDUM OF AGREEMENT EXECUTED IN THE CITY OF WASHINGTON, DISTRICT OF COLUMBIA (D.C.), OF THE UNITED STATES OF AMERICA, THIS 22ND DAY OF JANUARY, 1999.

BY AND BETWEEN:     STRAIGHT  SHOOTER  PRODUCTIONS  INC.,  a  body  politic  and corporate,  duly  incorporated  according to law, having its head office and  principal  place of  establishment  at 5151
                    Wisconsin Avenue NW, Washington, D.C., U.S.A., 20016, herein
                    represented  by  Mr.  LANCE  HEFLIN,  its  President,   duly
                    authorized   for  these   purposes,   as  he  so   declares,
                    hereinafter referred to and designated as:

                    "SSPI"

AND: INTERQUEST INC., a body politic and corporate, duly incorporated according to the laws of the Dominion of Canada having its head office and principal place of establishment at 4850 de l'Aviation, Suite 200, St. Hubert, Quebec, Canada, J3Z 1H5, herein represented by Mr. PIERRE COTE, its President, duly authorized for these purposes, as he so declares, hereinafter referred to and designated as:


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                                  "INTERQUEST"

     WHEREAS "SSPI" warrants and represents that it has concluded a licensing arrangement with Twentieth Century Fox Film Corporation ("Fox"), in virtue of a "Letter Agreement" dated November 24th, 1998 (the "Agreement"), whereby "SSPI" acquired the right to establish and maintain an America's Most Wanted ("AMW") web site (the "Web Site") under the domain names of "WWW.AMERICASMOSTWANTED.COM", "WWW.AMW.COM" and/or "WWW.AMERICASMOSTWANTED.COM", and/or any other URL or domain name, which "SSPI" may choose, the whole hereinafter to be referred to and designated as the "Web Site";;

     WHEREAS the present Agreement shall be subject, at all times material, to the terms and conditions of the "Agreement" herein referred;

     WHEREAS pursuant to the term of the "Agreement", "SSPI" is entitled to execute five (5) options, which would have the effect of extending the term of the "Agreement" to August 31st, 2004, subject to the terms and conditions of Clause 4 of the "Agreement" therein contained;

     WHEREAS "SSPI" undertakes and agrees to exercise said options to renew the term of the "Agreement" for the five (5) successive terms therein


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contained,  subject to the express terms and  conditions  hereinafter to be more fully enumerated;

     WHEREAS the parties hereto are desirous of entering into the present Agreement, whereby each of the parties shall be entitled to a share of all "Adjusted Gross Receipts" to be derived from the operations of the "Web Site", after the deduction of all approved expenses pursuant hereto, subject to the following terms and conditions hereinafter to be more fully enumerated;

     WHEREAS "INTERQUEST" represents and warrants that it has the necessary expertise and capability to create, develop, host, design and update the "AMW.COM web site" and to incorporate therein the E-commerce component necessary and required for the exploitation of the "AMW.COM web site", including the ability to contract third parties to sell banner advertising on the "AMW.COM web site" and, as well, to offer a customized branded CD store and "AMW" merchandise storefront on the "AMW.COM web site", subject, however, to the following terms and conditions as are hereinafter to be more fully enumerated;

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES AND THE FOLLOWING COVENANTS, CONDITIONS AND AGREEMENTS, THE PARTIES HERETO DO HEREBY MUTUALY AGREE AS FOLLOWS:


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1.   THAT the preamble  herein  recited above shall form an integral part of the present "Memorandum of Agreement":

2. THAT "SSPI" hereby grants to "INTERQUEST", subject to the terms and conditions set forth herein, the right and license to develop, create, establish and maintain the America's Most Wanted ("AMW") web site the "Web Site") under the domain name of "AMW.COM" and any existing related domain names for a term commencing February 1st, 1999 and terminating on August 31st, 2004 (the "Term"), subject, however, to the following express terms and conditions as are hereinafter to be more fully numerated:

3. THAT the present Agreement shall be subject to the express terms and conditions of the "Agreement", insofar as the provisions therein contained shall have application to the present Agreement, save and except that "SSPI" hereby undertakes and agrees to exercise its rights to extend the term thereof, in accordance with Clause 4 therein contained, until August 31st, 2004;

4. THAT subject to the foregoing, "INTERQUEST" shall be obliged to fulfill the following obligations:

     a) it shall be responsible for the costs of creating, developing and establishing the "AMW.COM web site" (the "Web Site") and, more


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          particularly, it shall hold "SSPI" free and clear of any and all costs
          and/or  claims  of  its   sub-contractors   or  suppliers   associated
          therewith;

     b) It shall be obliged to host, make revisions to and continually update the "AMW.COM web site";

     c) It shall manage the "AMW.COM web site" and be its content manager and shall be obliged to defray the costs associated with the required rental of the "bandwith" associated with the furnishing of such services;

     d) It shall be obliged to incorporate within the "AMW.COM web site" the ability to effect E-commerce transactions with respect to all commerce conducted and/or concluded on the "AMW.COM web site", including securing "E-commerce" merchant credit card numbers;

     e) It shall use its best efforts to secure and develop a customized branded CD store on the "Web Site";

     f) It shall be obliged to create and continually develop an "AMW" merchandising storefront on the "Web Site" and to develop other "AMW" storefronts to be located in other mall shopping sites;


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     g)   It shall be obliged and  empowered to contract  third  parties to sell banner advertising for the "AMW.COM web site";

     h) It shall be entitled and be obliged to conclude agreements with a fulfillment house to facilitate the E-commerce merchandising associated with the hosting and management of the "AMW.COM web site", including the requirements of having a "call-in center" and providing for the shipping and handling of the merchandise being sold and/or transacted on "AMW" merchandise storefronts;

     i) It shall be obliged and empowered to create other joint ventures and revenue sharing opportunities to maximize the exploitation of revenues to be derived from the "AMW.COM web site";

     5. THAT notwithstanding the foregoing, "SSPI" shall be entitled to approve all web site expenses associated with the creation, establishment, development, hosting and management of the "Web Site" and its contents, including the expenses associated with bandwith, E-commerce transaction processing, web development, web continued updating, marketing of the "Web Site" and sales commissions to be paid to third parties associated with the sale of banner advertising on the "Web Site". Notwithstanding the foregoing, "SSPI" must furnish the content, which "INTERQUEST" shall transmit onto the "Web Site", at all times material to the Agreement herein:


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     6.   THAT subject to the foregoing  required approval on the part of "SSPI"
          in regard to all expenses, which are to be deducted as a "first charge" against all "Gross Receipts" generated from the operations of the "Web Site", (the net amount of which shall be defined as "Adjusted Gross Receipts"), "SSPI" shall be entitled to Sixty Percent (60%) thereof and "INTERQUEST" shall be entitled to Forty Percent (40%) of all "Adjusted Gross Receipts".

          "Gross Receipts" shall be defined as all revenues received by "INTERQUEST", arising from the operations of the "Web Site", without limitation, and "Adjusted Gross Receipts" shall be defined as "Gross Receipts", less those expenses which are associated with the fulfillment of the obligations of "INTERQUEST" more fully set out herein and subject, as well, to the express condition that "SSPI" shall be entitled to approve all of the "Web Site" expenses more fully set forth herein;

     7. THAT "INTERQUEST" shall be obliged to provide quarterly accounting statements to "SSPI", said statements to become due no later than thirty (30) days following the termination of each applicable calendar quarter, and said statements shall set forth therein the calculations of the "Gross Receipts" and the "Adjusted Gross Receipts" for the then current quarter and from inception to date;

          Each such statement shall be accompanied by a cheque, in U.S. currency, to "SSPI" for "SSPI"'s share of the "Adjusted Gross Receipts", if any.


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          "SSPI"  shall  have the  right to  audit  the  books  and  records  of
          "INTERQUEST" and/or its subsidiary that relate to any such statements, including any records maintained by third parties for "INTERQUEST"'s benefit, no more than once during each year of the term hereof, and once subsequent to the termination of the present Agreement;

     8. THAT all notices to be forwarded and/or sent by either of the parties hereto must be in writing to be effective and shall be delivered as follows:

          To "SSPI":

          5151 Wisconsin Avenue NW
          Suite 300
          Washington, DC
          U.S.A. 20016

          Attention: Mr. Lance Heflin

          Delivered by Fax No. (202) 895-3096.

          To "INTERQUEST":

          4850 de I'Aviation
          Suite 200
          St. Hubert, Quebec
          Canada, J3Z 1 H5

          Attention: Mr. Pierre Cote

          Delivered by Fax No. (450) 462-6996


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     9.   THAT each of the parties  hereto will  indemnify and hold harmless the other party, its officers, directors, employees and affiliates from and against any and all claims liabilities, losses or damages arising from or related to the breach of any representation, warranty or covenant hereunder by the indemnifying party;

     10. THAT the present Agreement shall enure to the benefit of the successors, representatives and/or assigns of each of the parties hereto and, more particularly, "SSPI" hereby undertakes and agrees to consent to the assignment of the present Agreement to a company to be wholly owned as a subsidiary of "INTERQUEST";

     11. THAT the present Agreement shall cancel and supersede any and all prior negotiations and/or understandings and agreements between the parties hereto as to the subject matter hereof, save and except that "SSPI" shall continue to be obliged to advertise the "AMW.COM web site" at the tail end of each production of a segment of the "America's Most Wanted" television show, during the term hereof:

     12. THAT the parties hereto hereby agree, should legal proceedings be necessary and/or required to enforce or interpret any of the rights of the parties hereto, that the laws of the District of Columbia and the Courts therein located shall have the exclusive jurisdiction with respect to the application thereof and/or the resolution of any dispute arising therefrom;


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IN WITNESS WHEROF,  THE PARTIES HERETO HAVE EXECUTED AND DATED THIS AGREEMENT AS
OF THE DATE FIRST HEREINABOVE MENTIONED.

                                        "SSPI"

                                        STRAIGHT SHOOTERS PRODUCTIONS INC.


                                        Per: /s/ Lance Heflin
                                            ------------------------------------
                                                 LANCE HEFLIN


-----------------------------------
WITNESS


-----------------------------------
WITNESS

                                        "INTERQUEST"

                                        INTERQUEST INC.


                                        Per
                                           -------------------------------------
                                           PIERRE COTE


-----------------------------------
WITNESS


-----------------------------------
WITNESS


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